Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Trinity Capital Corporation, a New Mexico corporation ("Trinity"), for the quarter ended September 30, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), John S. Gulas, as Chief Executive Officer and President of Trinity, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trinity.

/s/ John S. Gulas
John S. Gulas
President and Chief Executive Officer
November 9, 2018